                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 26, 2005

                            MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      1-10651                 43-1455766
(State or Other Jurisdiction of    (Commission File            (IRS Employer
        Incorporation)                   Number)             Identification No.)

16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri          63017
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (636) 733-1600

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2005, Maverick Tube Corporation announced earnings for the second quarter ended June 30, 2005. A copy of the News Release issued by Maverick in connection with this report under Item 2.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Maverick will also publish the News Release, including the supplemental information contained therein, on its website, www.mavericktube.com, under the heading "Investor Relations".

Maverick will supply certain historical and financial information to certain analysts who cover Maverick's common stock during its second quarter 2005 earnings conference call on Tuesday, July 26, 2005, at 10:00 a.m. CT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    No.         Description
   -----        -----------
    99.1        News Release dated July 26, 2005 of Maverick Tube Corporation announcing earnings for the second quarter ended June 30, 2005.

    99.2        Certain historical and financial Information.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2005

                               MAVERICK TUBE CORPORATION

                               By: /s/ Joyce M. Schuldt
                                   -----------------------------------------
                                   Joyce M. Schuldt
                                   Senior Vice President - Finance, Chief
                                   Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------
99.1               News Release dated July 26, 2005 of Maverick Tube Corporation announcing earnings for the second quarter ended June 30, 2005.

99.2               Certain historical and financial Information.